Exhibit 21 - MMC Subsidiary List
Marsh & McLennan Companies, Inc.
as of February 10, 2025

	Company Name	Country
1	A. Constantinidi & CIA. S.C.	Uruguay
2	Acumen Solutions Group LLC	United States
3	Advance Asset Management Limited	Australia
4	Aermetric Technology Group, Inc	United States
5	AFCO Premium Credit LLC	United States
6	Agnew Higgins Pickering & Co. (Bermuda) Ltd	Bermuda
7	Alpha Consultants Limited	New Zealand
8	Altius Associates GP Ltd	Guernsey
9	Altius Associates Special Partner GP Limited	Guernsey
10	Altius Client (GP) II LLC	United States
11	Altius Client (GP) LLC	United States
12	Altius Client JP Limited	Cayman Islands
13	Altius Real Assets (GP) LLC	United States
14	Altius Real Assets Management S.a.r.l (GP)	Luxembourg
15	Amal Insurance Brokers Limited	Saudi Arabia
16	Ardrossan Insurance Brokers Pty Ltd	Australia
17	Assurance Services Corporation	United States
18	Asterra Re Sociedad Anonoima Correduria de Reaseguros	Spain
19	Austral Insurance Brokers Pty Ltd	Australia
20	BeneCap Insurance Solutions IC	United States
21	BenPool Re IC	United States
22	Best Insurance, Inc.	Japan
23	Best Insurance, Inc. (Fukouka Branch)	Japan
24	Best Insurance, Inc. (Fukuyama Branch)	Japan
25	Best Insurance, Inc. (Hiroshima Branch)	Japan
26	Best Insurance, Inc. (Nara Branch)	Japan
27	Best Insurance, Inc. (Okayama Branch)	Japan
28	Blue Marble Micro Limited	United Kingdom
29	Blue Marble Microinsurance, Inc.	United States
30	Bluefin Insurance Group Limited	United Kingdom
31	Bluefin Insurance Services Limited	United Kingdom
32	Boulder Claims, LLC	United States
33	Bovill Risk & Insurance Consultants Pty. Ltd.	Australia
34	Bowring (Bermuda) Investments Ltd.	Bermuda

35	Bowring Marsh (Bermuda) Ltd.	Bermuda
36	Bowring Marsh (Hong Kong) Limited	Hong Kong
37	Calm Finance Holdings Limited	United Kingdom
38	Calm Treasury Holdings Limited	United Kingdom
39	Calm Treasury Services (Barbados) SRL	Barbados
40	Cardano Advisory Limited	United Kingdom
41	Cardano Asset Management NV	Netherlands
42	Cardano Holding Limited	United Kingdom
43	Cardano Limited	United Kingdom
44	Cardano Nederland B.V.	Netherlands
45	Cardano Risk Management B.V.	Netherlands
46	Cardano Risk Management Limited	United Kingdom
47	Cardano Sense B.V.	Netherlands
48	Carpenter Marsh Fac Argentina Corredores de Reaseguros SA	Argentina
49	Carpenter Marsh Fac Brasil Corretora de Resseguros Ltda	Brazil
50	Carpenter Marsh Fac Chile Corredores de Reaseguros Limitada	Chile
51	Carpenter Marsh Fac Colombia Corredores de Reaseguros S.A.	Colombia
52	Carpenter Marsh Fac Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
53	Carpenter Marsh Fac Peru Corredores de Reaseguros S.A.C.	Peru
54	Carpenter Marsh Fac Re LLC	United States
55	Carpenter Turner Cyprus Ltd	Cyprus
56	Cascade Regional Holdings Limited	United Kingdom
57	Certus Insurance Brokers (N.Z.) Limited	New Zealand
58	Chambers Insurance Brokers Pty Ltd	Australia
59	Chartwell Healthcare Limited	United Kingdom
60	Clark Thomson Insurance Brokers Limited	United Kingdom
61	Client Provide Limited	New Zealand
62	Comprehensive Travel Insurance Limited	New Zealand
63	Consultores 2020 C.A.	Venezuela, Bolivarian Republic of
64	Continental Owner Operators Insurance Services, Inc.	United States
65	CPRM Limited	United Kingdom
66	Darwin Technologies Holdings Limited	United Kingdom
67	Darwin Technologies Limited	United Kingdom
68	Darwin Technologies S.R.L.	Romania
69	Deasterra Partners, S.L.	Spain
70	Deasterra Services, S.L.	Spain
71	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
72	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
73	ECBE European Center for Board Effektiveres GmbH	Germany
74	ECBE Public GmbH	Germany
75	Echelon Advisory & Consulting (Malaysia) Sdn. Bhd.	Malaysia

76	Echelon Australia Pty Ltd	Australia
77	Empire Insurance Group Pty Ltd	Australia
78	EnBW Versicherungs Vermittlung GmbH	Germany
79	Epsilon (US) Insurance Company	United States
80	Epsilon Insurance Company, Ltd.	Cayman Islands
81	Freedom Trust Services Limited	Ireland
82	Gard Fund General Partner S.a.r.l.	Luxembourg
83	GC Insights LLC	United States
84	Gerolamo Holding S.a.r.l	Luxembourg
85	Global Premium Finance Company	United States
86	Group Promoters Pty Ltd	Australia
87	Guy Carpenter & Cia., S.A.	Spain
88	Guy Carpenter & Co. Labuan Ltd.	Malaysia
89	Guy Carpenter & Company AB	Sweden
90	Guy Carpenter & Company Corredores de Reaseguros SpA	Chile
91	Guy Carpenter & Company Corretora de Resseguros Ltda.	Brazil
92	Guy Carpenter & Company GmbH	Germany
93	Guy Carpenter & Company Gmbh (Austria Branch)	Austria
94	Guy Carpenter & Company GmbH (Czech Branch)	Czech Republic
95	Guy Carpenter & Company GmbH (Poland Branch)	Poland
96	Guy Carpenter & Company GmbH (Switzerland Branch)	Switzerland
97	Guy Carpenter & Company GmbH (UK Branch)	United Kingdom
98	Guy Carpenter & Company Limited	United Kingdom
99	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.C.	Peru
100	Guy Carpenter & Company Private Limited	Singapore
101	Guy Carpenter & Company Proprietary Limited	South Africa
102	Guy Carpenter & Company Pty. Ltd.	Australia
103	Guy Carpenter & Company S.A. (Netherlands Branch)	Netherlands
104	Guy Carpenter & Company S.r.l.	Italy
105	Guy Carpenter & Company, Limited	Hong Kong
106	Guy Carpenter & Company, LLC	United States
107	Guy Carpenter & Company, LLC (Taiwan Branch)	Taiwan (Province of China)
108	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
109	Guy Carpenter & Company, S.A.	Belgium
110	Guy Carpenter & Company, S.A.	Argentina
111	Guy Carpenter & Company, S.A.S.	France
112	Guy Carpenter (Middle East) Limited	United Arab Emirates
113	Guy Carpenter Bermuda Ltd.	Bermuda
114	Guy Carpenter Broking, Inc.	United States
115	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
116	Guy Carpenter Insurance Brokers (Beijing) Co. Ltd.	China

117	Guy Carpenter Insurance Brokers (Beijing) Co., Ltd (Shanghai Branch)	China
118	Guy Carpenter Israel Limited	Israel
119	Guy Carpenter Japan, Inc.	Japan
120	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
121	Guy Carpenter Reasurans Brokerligi Anonim Sirketi	Turkey
122	Guy Carpenter Reinsurance Broker Philippines, Inc.	Philippines
123	Guy Carpenter Single Member S.A. Insurance & Reinsurance Broker	Greece
124	Hamilton Bond Limited	United Kingdom
125	HAPIP 2009 GP, LLC	United States
126	HAPIP GP, LLC	United States
127	HIG Australia BidCo Pty Ltd	Australia
128	HIG Australia HoldCo Pty Ltd	Australia
129	hkp Deutschland GmbH	Germany
130	hkp group AG	Switzerland
131	hkp group Schweiz AG	Switzerland
132	hkp///RemuNet B.V.	Netherlands
133	Honan Asia Pte Ltd	Singapore
134	Honan Benefits Pte Ltd	Singapore
135	Honan Eikon Pty Ltd	Australia
136	Honan Financial Services Pty. Ltd.	Australia
137	Honan Financial Services Unit Trust	Australia
138	Honan Group (Malaysia) Sdn. Bhd.	Malaysia
139	Honan Insurance Group (Asia) Pte Ltd	Singapore
140	Honan Insurance Group (NZ) Limited	New Zealand
141	Honan Insurance Group (WA) Pty Ltd	Australia
142	Honan Insurance Group Pty Ltd	Australia
143	Honan Insurance Group WA Unit Trust	Australia
144	Honan Life Insurance Group Pty Ltd	Australia
145	Honan Operating Co Pty Ltd	Australia
146	Induslynk Training Services Private Limited	India
147	Innopay DE GmbH	Germany
148	Insbrokers Ltda.	Uruguay
149	InSolutions Limited	United Kingdom
150	Insurance Solutions General Insurance Agency (2005) Ltd	Israel
151	Insure Direct - Jardine Lloyd Thompson Limited	United Arab Emirates
152	Insure Direct (Brokers) LLC	United Arab Emirates
153	International Catastrophe Insurance Managers, LLC	United States
154	Irish Pensions Trust Limited	Ireland
155	Isosceles Insurance (Barbados) Limited	Barbados
156	J&H Marsh & McLennan Limited	Hong Kong
157	J.W. Terrill Benefit Administrators, Inc.	United States

158	Japan Affinity Marketing, Inc.	Japan
159	Jelf Commercial Finance Limited	United Kingdom
160	Jelf Insurance Brokers Limited	United Kingdom
161	Jelf Limited	United Kingdom
162	JI Holdings Limited	Mauritius
163	JIB Group Holdings Limited	United Kingdom
164	JIB Group Limited	United Kingdom
165	JIB Overseas Holdings Limited	United Kingdom
166	JIB UK Holdings Limited	United Kingdom
167	JLT Advisory Services Limited	India
168	JLT Asia Holdings BV	Netherlands
169	JLT Chile Holdings SpA	Chile
170	JLT Colombia Retail Limited	United Kingdom
171	JLT Colombia Wholesale Limited	United Kingdom
172	JLT Consultants & Actuaries Limited	United Kingdom
173	JLT Group Holdings Limited	United Kingdom
174	JLT Group Services Pty Ltd	Australia
175	JLT Holdings (Barbados) Ltd	Barbados
176	JLT Holdings (Bermuda) Ltd.	Bermuda
177	JLT Independent Consultancy Services Private Limited	India
178	JLT Insurance Brokers Limited	Hong Kong
179	JLT Insurance Group Holdings Ltd	United Kingdom
180	JLT Intellectual Property Limited	Ireland
181	JLT Investment Management Limited	United Kingdom
182	JLT LATAM (Southern Cone) Wholesale Limited	United Kingdom
183	JLT Latin American Holdings Limited	United Kingdom
184	JLT Life Assurance Brokers Limited	Thailand
185	JLT Management Services Limited	United Kingdom
186	JLT Mexico, Intermediario de Reaseguro, S.A. de C.V.	Mexico
187	JLT Pensions Administration Limited	United Kingdom
188	JLT Peru Reinsurance Solutions Limited	United Kingdom
189	JLT Peru Retail Limited	United Kingdom
190	JLT Peru Wholesale Limited	United Kingdom
191	JLT QFM Services Limited	Ireland
192	JLT Re Pty Ltd	Australia
193	JLT Reinsurance Brokers Limited	United Kingdom
194	JLT Risk Solutions Pty Ltd	Australia
195	JLT Singapore Holdings Pte. Ltd.	Singapore
196	JLT Specialty Limited	United Kingdom
197	JLT Trust Services (Barbados) Ltd	Barbados
198	JLT UK Investment Holdings Limited	United Kingdom

199	JLT Wealth Management Limited	United Kingdom
200	JMIB Holdings BV	Netherlands
201	Kessler & Co AG	Switzerland
202	Kessler & Co Inc.	Liechtenstein
203	Kessler Consulting Inc.	Switzerland
204	Kessler Prevoyance Inc.	Switzerland
205	KFAS GP S.a.r.l.	Luxembourg
206	Lambert Brothers Brokers (Hong Kong) Limited	Hong Kong
207	Lavaretus Underwriting AB	Sweden
208	Lavaretus Underwriting AB (BRANCH - Finland)	Finland
209	Lincoln Pensions Limited	United Kingdom
210	LLP Holdings Pty Ltd	Australia
211	MACC Asistencias SpA	Chile
212	MAG SpA	Italy
213	Malcolm Investment Holdings Limited	Barbados
214	Mangrove Cell 5 IC	United States
215	Mangrove Cell 6 IC	United States
216	Mangrove Delaware Insurance Solutions Inc	United States
217	Mangrove Insurance Europe PCC Limited	Malta
218	Mangrove Insurance Guernsey PCC Limited	Guernsey
219	Mangrove Insurance Solutions PCC Limited	Isle of Man
220	Mangrove Insurance Solutions, PCC	United States
221	Mangrove Insurance SPC (Cayman) Ltd.	Cayman Islands
222	Mangrove Risk Solutions Bermuda Ltd.	Bermuda
223	Marine, Aviation & General (London) Limited	United Kingdom
224	Marley Eternit Fund General Partner S.a.r.l.	Luxembourg
225	Marsh & McLennan (PNG) Limited	Papua New Guinea
226	Marsh & McLennan Agencies Limited	Hong Kong
227	Marsh & McLennan Agency Limited	New Zealand
228	Marsh & McLennan Agency LLC	United States
229	Marsh & McLennan Agency Pty Ltd	Australia
230	Marsh & McLennan Asia Business Services Sdn. Bhd.	Malaysia
231	Marsh & McLennan Colombia S.A.S	Colombia
232	Marsh & McLennan Companies Asia Pacific Treasury Center Limited	Hong Kong
233	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l.	Luxembourg
234	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l. (Barbados Branch)	Barbados
235	Marsh & McLennan Companies France S.A.S.	France
236	Marsh & McLennan Companies Holdings (Luxembourg) S.a.r.l.	Luxembourg
237	Marsh & McLennan Companies UK Limited	United Kingdom
238	Marsh & McLennan Companies, Inc. (UK Establishment)	United Kingdom
239	Marsh & McLennan Deutschland GmbH	Germany

240	Marsh & McLennan Europe S.a.r.l.	Luxembourg
241	Marsh & McLennan Europe S.a.r.l. (Barbados Branch)	Barbados
242	Marsh & McLennan Finance Limited	Ireland
243	Marsh & McLennan Global Broking (Bermuda) Ltd.	Bermuda
244	Marsh & McLennan Holding GmbH	Germany
245	Marsh & McLennan Holdings (Canada) ULC	Canada
246	Marsh & McLennan Innovation Centre Limited	Ireland
247	Marsh & McLennan Insurance Services Limited	Hong Kong
248	Marsh & McLennan Ireland Limited	Ireland
249	Marsh & McLennan Risk Capital Holdings, Ltd.	United States
250	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
251	Marsh & McLennan Shared Services Canada Limited	Canada
252	Marsh & McLennan Shared Services, LLC	United States
253	Marsh (Bahrain) Company WLL	Bahrain
254	Marsh (Beijing) Risk Management Consulting Co., Ltd.	China
255	Marsh (China) Insurance Brokers Co., Ltd.	China
256	Marsh (China) Insurance Brokers Co., Ltd. (Chengdu Branch)	China
257	Marsh (China) Insurance Brokers Co., Ltd. (Guangdong Branch)	China
258	Marsh (China) Insurance Brokers Co., Ltd. (Jiangsu Branch)	China
259	Marsh (China) Insurance Brokers Co., Ltd. (Liaoning Branch)	China
260	Marsh (China) Insurance Brokers Co., Ltd. (Shandong Branch)	China
261	Marsh (China) Insurance Brokers Co., Ltd. (Shanghai Branch)	China
262	Marsh (China) Insurance Brokers Co., Ltd. (Shanghai Reinsurance Branch)	China
263	Marsh (China) insurance Brokers Co., Ltd. (Shenzhen Branch)	China
264	Marsh (China) Insurance Brokers Co., Ltd. (Tianjin Branch)	China
265	Marsh (China) Insurance Brokers Co., Ltd. (Xiamen Branch)	China
266	Marsh (Hong Kong) Limited	Hong Kong
267	Marsh (Insurance Brokers) LLP	Kazakhstan
268	Marsh (Insurance Services) Limited	United Kingdom
269	Marsh (Malawi) Limited	Malawi
270	Marsh (Middle East) Limited	United Kingdom
271	Marsh (Middle East) Limited (Abu Dhabi Branch)	United Arab Emirates
272	Marsh (Middle East) Limited (Egypt Rep Office)	Egypt
273	Marsh (Middle East) Limited (Iraq Branch)	Iraq
274	Marsh (Namibia) Proprietary Limited	Namibia
275	Marsh (Singapore) Pte. Ltd.	Singapore
276	Marsh A/S	Denmark
277	Marsh AB	Sweden
278	Marsh Advantage Insurance Pty Ltd	Australia
279	Marsh Advisory S.r.l.	Italy
280	Marsh Advisory Services S.R.L.	Romania

281	Marsh Africa (Pty) Ltd	South Africa
282	Marsh AG	Switzerland
283	Marsh Arabia Insurance Brokers	Saudi Arabia
284	Marsh Argentina S.R.L.	Argentina
285	Marsh Asprose Corredora de Seguros S.A.	Costa Rica
286	Marsh Associates Proprietary Limited	South Africa
287	Marsh Austria G.m.b.H.	Austria
288	Marsh B.V.	Netherlands
289	Marsh Botswana (Proprietary) Limited	Botswana
290	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
291	Marsh Broker Japan, Inc.	Japan
292	Marsh Brokers (Hong Kong) Limited	Hong Kong
293	Marsh Canada Limited/Marsh Canada Limitee	Canada
294	Marsh Corporate Services (Barbados) Limited	Barbados
295	Marsh Corporate Services Isle of Man Ltd	Isle of Man
296	Marsh Corporate Services Limited	United Kingdom
297	Marsh Corporate Services Malta Limited	Malta
298	Marsh Corredores de Seguros SpA	Chile
299	Marsh Corretora de Seguros Ltda.	Brazil
300	Marsh d.o.o. Beograd	Serbia
301	Marsh d.o.o. za posredovanje u osiguranju	Croatia
302	Marsh Emirates Consultancy LLC	United Arab Emirates
303	Marsh Emirates Insurance Brokerage LLC	United Arab Emirates
304	Marsh Emirates insurance Brokerage LLC (Abu Dhabi Branch)	United Arab Emirates
305	Marsh Employee Benefits Limited	Ireland
306	Marsh Engineering Consulting (Shanghai) Co., Ltd.	China
307	Marsh EOOD	Bulgaria
308	Marsh Europe S.A.	Belgium
309	Marsh Europe S.A. (Slovakia Branch)	Slovakia
310	Marsh Europe S.A. (Slovenia Branch)	Slovenia
311	Marsh Europe S.A. (Ukraine Branch)	Ukraine
312	Marsh Financial Services Risk Purchasing Group	United States
313	Marsh FJC International Insurance Brokers Limited	Nigeria
314	Marsh for Insurance Brokerage S.A.E.	Egypt
315	Marsh for Insurance Consulting	Egypt
316	Marsh for Insurance Services - Jordan	Jordan
317	Marsh Franco Acra, S.A.	Dominican Republic
318	Marsh GmbH	Germany
319	Marsh GSC Servicos e Administracao de Seguros Ltda.	Brazil
320	Marsh Guy Carpenter Reinsurance Brokers Saudi Arabia	Saudi Arabia
321	Marsh India Insurance Brokers Private Limited	India

322	Marsh Insurance & Investments LLC	United States
323	Marsh Insurance Agencies Limited	Hong Kong
324	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
325	Marsh Insurance Brokers (Macao) Limited	Macao
326	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
327	Marsh Insurance Brokers Limited	Cyprus
328	Marsh Insurance Brokers Limited	Uganda
329	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
330	Marsh International Holdings, LLC	United States
331	Marsh Ireland Brokers Limited	Ireland
332	Marsh Ireland Brokers Limited (UK Branch)	United Kingdom
333	Marsh Israel (1999) Ltd.	Israel
334	Marsh Israel (Holdings) Ltd.	Israel
335	Marsh Israel Consultants Ltd.	Israel
336	Marsh Israel Insurance Agency Ltd.	Israel
337	Marsh Japan, Inc.	Japan
338	Marsh JLT Ireland Holdings Limited	Ireland
339	Marsh Kft.	Hungary
340	Marsh Kindlustusmaakler AS	Estonia
341	Marsh Korea, Inc.	Korea, Republic of
342	Marsh Limited	Fiji
343	Marsh Limited	New Zealand
344	Marsh Limited	Papua New Guinea
345	Marsh Limited	United Kingdom
346	Marsh LLC	United States
347	Marsh LLC	Ukraine
348	Marsh LLC Insurance Brokers	Greece
349	Marsh Ltd. (Wisconsin)	United States
350	Marsh Ltd. [Taiwan Branch]	Taiwan (Province of China)
351	Marsh Management Services (Barbados) Limited	Barbados
352	Marsh Management Services (Bermuda) Ltd.	Bermuda
353	Marsh Management Services (Dublin) Limited	Ireland
354	Marsh Management Services (MENA) Limited	United Arab Emirates
355	Marsh Management Services Cayman Ltd.	Cayman Islands
356	Marsh Management Services Guernsey Limited	Guernsey
357	Marsh Management Services Inc.	United States
358	Marsh Management Services Isle of Man Limited	Isle of Man
359	Marsh Management Services Labuan Limited	Malaysia
360	Marsh Management Services Luxembourg S.a.r.l.	Luxembourg
361	Marsh Management Services Luxembourg S.a.r.l. (Zurich/Switzerland Branch)	Switzerland

362	Marsh Management Services Luxembourg, S.a.r.l. (Vaduz/Liechtenstein Branch)	Liechtenstein
363	Marsh Management Services Malta Limited	Malta
364	Marsh Management Services Singapore Pte. Ltd.	Singapore
365	Marsh Management Services Sweden AB	Sweden
366	Marsh Marine (Pty) Ltd	South Africa
367	Marsh McLennan (Australia) Pty Ltd	Australia
368	Marsh McLennan (DE) LLC	United States
369	Marsh McLennan Agency A/S	Denmark
370	Marsh McLennan Alpha Limited	United Kingdom
371	Marsh McLennan Arabia For The Headquarters Of Foreign Companies	Saudi Arabia
372	Marsh McLennan AS	Norway
373	Marsh McLennan Global Services India Private Limited	India
374	Marsh Mclennan India Holdings Limited	United Kingdom
375	Marsh McLennan India Limited	United Kingdom
376	Marsh McLennan International Finance Ireland Limited	Ireland
377	Marsh McLennan International Treasury Services Pte. Ltd.	Singapore
378	Marsh McLennan Investment B.V.	Netherlands
379	Marsh McLennan Morocco	Morocco
380	Marsh McLennan Operations Center Mexico, S. De R.L. de C.V.	Mexico
381	Marsh McLennan Oy	Finland
382	Marsh McLennan QFC LLC	Qatar
383	Marsh McLennan Regional Holdings Limited	United Kingdom
384	Marsh MEA Ltd	United Arab Emirates
385	Marsh Medical Consulting GmbH	Germany
386	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
387	Marsh Mexico, Agente de Seguros y de Fianzas, Sociedad Anónima De Capital Variable	Mexico
388	Marsh Morocco	Morocco
389	Marsh NV/SA (UK Branch)	United Kingdom
390	Marsh Oman LLC	Oman
391	Marsh PB Co., Ltd.	Thailand
392	Marsh Peru S.A.C. Corredores de Seguros	Peru
393	Marsh Philippines, Inc.	Philippines
394	Marsh Proprietary Limited	South Africa
395	Marsh Pty Ltd	Australia
396	Marsh Qatar LLC	Qatar
397	Marsh ReSolutions Pty Limited	Australia
398	Marsh Risk and Consulting Services (Pty) Ltd	Namibia
399	Marsh Risk Consulting B.V.	Netherlands
400	Marsh Risk Consulting Limitada	Chile
401	Marsh Risk Consulting Ltda.	Colombia

402	Marsh Risk Consulting, S.L.	Spain
403	Marsh S.A.	Belgium
404	Marsh S.A.S.	France
405	Marsh S.p.A.	Italy
406	Marsh s.r.o.	Czech Republic
407	Marsh SA (Luxembourg Branch)	Luxembourg
408	Marsh SA [Argentina]	Argentina
409	Marsh SA [Uruguay]	Uruguay
410	Marsh Saldana, Inc.	Puerto Rico
411	Marsh Secretarial Services Limited	United Kingdom
412	Marsh Semusa, S.A.	Panama
413	Marsh Services Limited	United Kingdom
414	Marsh Services Spolka z.o.o.	Poland
415	Marsh SIA	Latvia
416	Marsh Sigorta ve Reasurans Brokerligi Anonim Sirketi	Turkey
417	Marsh Soken, Inc	Japan
418	Marsh Spolka z.o.o.	Poland
419	Marsh Takaful Brokers (Malaysia) Sdn Bhd	Malaysia
420	Marsh Treasury Services Limited	United Kingdom
421	Marsh Tunisia S.a.r.l.	Tunisia
422	Marsh USA Borrower LLC	United States
423	Marsh USA LLC	United States
424	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela, Bolivarian Republic of
425	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
426	Marsh Zambia Limited	Zambia
427	Marsh, Lda.	Portugal
428	Marsh, S.A. Mediadores de Seguros	Spain
429	Mercer (Argentina) S.A.U.	Argentina
430	Mercer (Australia) Pty Ltd	Australia
431	Mercer (Austria) GmbH	Austria
432	Mercer (Belgium) SA-NV	Belgium
433	Mercer (Canada) Limited Mercer (Canada) limitee	Canada
434	Mercer (China) Limited	China
435	Mercer (China) Limited (Beijing Branch)	China
436	Mercer (China) Limited (Guangzhou Branch)	China
437	Mercer (China) Limited (Shanghai Branch)	China
438	Mercer (China) Limited (Shenzhen Branch)	China
439	Mercer (China) Limited (Zhejiang Branch)	China
440	Mercer (Colombia) Ltda (Sucursal Peru/Peru Branch)	Peru
441	Mercer (Colombia) Ltda.	Colombia
442	Mercer (Denmark) A/S	Denmark

443	Mercer (France) SAS	France
444	Mercer (Hong Kong) Limited	Hong Kong
445	Mercer (Hong Kong) Limited (Macao Branch)	Macao
446	Mercer (Ireland) Limited	Ireland
447	Mercer (Malaysia) Sdn. Bhd.	Malaysia
448	Mercer (N.Z.) Limited	New Zealand
449	Mercer (Nederland) B.V.	Netherlands
450	Mercer (Polska) Sp.z o.o.	Poland
451	Mercer (Portugal) - Recursos Humanos, Lda	Portugal
452	Mercer (Singapore) Pte. Ltd.	Singapore
453	Mercer (Sweden) AB	Sweden
454	Mercer (Taiwan) Ltd.	Taiwan (Province of China)
455	Mercer (Thailand) Ltd.	Thailand
456	Mercer (US) LLC	United States
457	Mercer Administration Services (Australia) Pty Limited	Australia
458	Mercer Advisory Holdings ULC	Canada
459	Mercer Africa Limited	United Kingdom
460	Mercer Alternatives (Luxembourg) S.a.r.l.	Luxembourg
461	Mercer Alternatives AG	Switzerland
462	MERCER ALTERNATIVES LIMITED	United Kingdom
463	Mercer Asesores en Inversión Independientes, S.A. de C.V.	Mexico
464	Mercer Broking Ltd.	Taiwan (Province of China)
465	Mercer Consulting (Australia) Pty Ltd	Australia
466	Mercer Consulting (Chile) Limitada	Chile
467	Mercer Consulting (France) SAS	France
468	Mercer Consulting (India) Private Limited	India
469	Mercer Consulting Limited	United Kingdom
470	Mercer Consulting Limited (Abu Dhabi Branch)	United Arab Emirates
471	Mercer Consulting Limited (Saudi Arabia Branch)	Saudi Arabia
472	Mercer Consulting Solutions (India) Private Limited	India
473	Mercer Consulting, S.L.U.	Spain
474	Mercer Corredores de Seguros Limitada	Chile
475	Mercer Danismanlik Anonim Sirketi	Turkey
476	Mercer Deutschland GmbH	Germany
477	Mercer Employee Benefits - Mediacao de Seguros Unipessoal Lda.	Portugal
478	Mercer Employee Benefits Limited	United Kingdom
479	Mercer FGV GP	France
480	Mercer Financial Advice (Australia) Pty Ltd	Australia
481	Mercer Financial Services Limited Liability Company	Morocco
482	Mercer Financial Services Middle East Limited	United Arab Emirates

483	Mercer Global Investments Canada Limited Mercer Gestion mondiale d'investissements Canada limitee	Canada
484	Mercer Global Investments Europe Limited	Ireland
485	Mercer Global Investments Europe Limited (Germany Branch)	Germany
486	Mercer Global Investments Europe Limited (Sweden Branch)	Sweden
487	Mercer Global Investments Europe Limited (UK Branch)	United Kingdom
488	Mercer Global Investments Management Limited	Ireland
489	Mercer Global Real Estate Select GP LLC	United States
490	Mercer Health & Benefits (Singapore) Pte. Ltd.	Singapore
491	Mercer Health & Benefits Administration LLC	United States
492	Mercer Health & Benefits LLC	United States
493	Mercer Holdings, Inc.	Philippines
494	Mercer Holdings, LLC	United States
495	Mercer HR Consulting Borrower LLC	United States
496	Mercer Human Resource Consulting Ltda	Brazil
497	Mercer Human Resource Consulting S.A. de C.V.	Mexico
498	Mercer ICC Limited	Guernsey
499	Mercer Infrastructure General Partner S.a.r.l.	Luxembourg
500	Mercer International Private Equity Select III GP LLC	United States
501	Mercer Investment Management (Shanghai) Co., Ltd	China
502	Mercer Investment Solutions (Singapore) Pte. Ltd.	Singapore
503	Mercer Investments (Australia) Limited	Australia
504	Mercer Investments (HK) Limited	Hong Kong
505	Mercer Investments (Japan), Ltd	Japan
506	Mercer Investments LLC	United States
507	Mercer Ireland Holdings Limited	Ireland
508	Mercer Italia Societa d'Intermediazione Mobiliare SpA	Italy
509	Mercer Italia Srl Socio Unico	Italy
510	Mercer Japan Ltd.	Japan
511	Mercer Korea Co., Ltd.	Korea, Republic of
512	Mercer Lestisharat Alamal	Jordan
513	Mercer Limited	United Kingdom
514	Mercer Master Trust No. 1 Designated Activity Company	Ireland
515	Mercer Master Trust No. 2 Designated Activity Company	Ireland
516	Mercer Master Trust No. 3 Designated Activity Company	Ireland
517	Mercer MC Consulting Borrower LLC	United States
518	Mercer Open Ended Private Markets General Partner S.a.r.l.	Luxembourg
519	Mercer Outsourcing (Australia) Pty Ltd	Australia
520	Mercer Outsourcing, S.L.U.	Spain
521	Mercer PE General Partner S.a.r.l.	Luxembourg
522	Mercer PE II Scotland GP Limited	United Kingdom

523	Mercer Pensionsfonds AG	Germany
524	Mercer Pensionsraadgivning A/S	Denmark
525	Mercer Philippines, Inc.	Philippines
526	Mercer Private Investment Partner IV General Partner S.a.r.l.	Luxembourg
527	Mercer Private Investment Partner V General Partner S.a.r.l.	Luxembourg
528	Mercer Private Investment Partners VI General Partner S.a.r.l.	Luxembourg
529	Mercer Private Investment Partners VII General Partner S.a.r.l.	Luxembourg
530	Mercer Private Investment Partners VIII General Partners S.a.r.l.	Luxembourg
531	Mercer Schweiz AG	Switzerland
532	Mercer Services Australia Pty Ltd	Australia
533	Mercer Services Poland Sp. z.o.o.	Poland
534	Mercer South Africa Proprietary Limited	South Africa
535	Mercer Superannuation (Australia) Limited	Australia
536	Mercer Treuhand GmbH	Germany
537	Mercer Trust Company LLC	United States
538	Mercer Wealth (India) Private Limited	India
539	Mercury Insurance Services Pty Ltd	Australia
540	MIPP S.a.r.l.	Luxembourg
541	MIPP VI S.a.r.l.	Luxembourg
542	MIPP VII S.a.r.l.	Luxembourg
543	MM Asistencias S.A.	Argentina
544	MMA Asset Management LLC	United States
545	MMA Securities LLC	United States
546	MMB Consultores S.A.	Argentina
547	MMC Borrower LLC	United States
548	MMC CAPITAL SOLUTIONS LP	United Kingdom
549	MMC Capital Solutions UK Limited	United Kingdom
550	MMC Capital Solutions US LLC	United States
551	MMC Finance (Australia) Limited	United Kingdom
552	MMC FINANCE (EUROPE) LIMITED	United Kingdom
553	MMC Finance (Singapore) Limited	United Kingdom
554	MMC Finance (US) Limited	United Kingdom
555	MMC Finance Holdings (US) Limited	United Kingdom
556	MMC FINANCE UK LIMITED	United Kingdom
557	MMC Financial Company	Saudi Arabia
558	MMC Funding (US) Limited	United Kingdom
559	MMC Group Services sp. z o.o.	Poland
560	MMC Holdings (Australia) Pty Ltd	Australia
561	MMC Holdings (New Zealand) ULC	New Zealand
562	MMC Holdings (UK) Limited	United Kingdom
563	MMC International Finance (Barbados) SRL	Barbados

564	MMC International Holdings LLC	United States
565	MMC International Limited	United Kingdom
566	MMC International Treasury Centre Limited	United Kingdom
567	MMC Management Services Proprietary Limited	South Africa
568	MMC Middle East Holdings Limited	United Kingdom
569	MMC Oliver Wyman Bermuda Ltd.	Bermuda
570	MMC Poland Holdings B.V.	Netherlands
571	MMC Regional LATAM Holdings B.V.	Netherlands
572	MMC Securities (Ireland) Limited	Ireland
573	MMC Securities Limited	United Kingdom
574	MMC Securities LLC	United States
575	MMC ShunTak Insurance Brokers Limited	Hong Kong
576	MMC ShunTak Insurance Brokers Limited (Macao Branch)	Macao
577	MMC UK Group Limited	United Kingdom
578	MMC UK Pension Fund Trustee Limited	United Kingdom
579	MMOW Limited	United Kingdom
580	Modern Risk Solutions Pty. Ltd.	Australia
581	Modern Risk Solutions Unit Trust	Australia
582	Moola Systems Limited	United Kingdom
583	Mountlodge Limited	United Kingdom
584	MP Honan Insurance Brokers Sdn Bhd	Malaysia
585	MPIP III GP LLC	United States
586	MPIP IV GP LLC	United States
587	MPIP Pooling GP, LLC	United States
588	MPIP V GP, LLC	United States
589	MPIP VI GP, LLC	United States
590	MPIP VII GP, LLC	United States
591	MST Marsh, Inc.	Japan
592	Muir Beddal (Zimbabwe) Limited	Zimbabwe
593	National Economic Research Associates, Inc.	United States
594	National Economic Research Associates, Inc. - Sucursal en Espana (Spain branch )	Spain
595	NERA Australia Pty Ltd	Australia
596	NERA Economic Consulting GmbH	Germany
597	NERA Economic Consulting Limited	New Zealand
598	NERA SAS	France
599	NERA UK Limited	United Kingdom
600	NERA UK Limited (Belgium Branch)	Belgium
601	Neuburger Noble Lowndes GmbH	Germany
602	New Triple A Venture Broker Correduria De Seguros, S.L.	Spain
603	Normandy Reinsurance Company Limited	Bermuda

604	Now:Investments Ltd	United Kingdom
605	NOW:Management Ltd	United Kingdom
606	NOW:Pension Trustee Ltd	United Kingdom
607	NOW:Pensions Investment Ltd	United Kingdom
608	NOW:Pensions Ltd	United Kingdom
609	NOW:Pensions Management Ltd	United Kingdom
610	NOW:Savings Ltd	United Kingdom
611	Oliver Wyman (Hong Kong) Limited	Hong Kong
612	Oliver Wyman AB	Sweden
613	Oliver Wyman Actuarial Consulting, Inc.	United States
614	Oliver Wyman AG	Switzerland
615	Oliver Wyman ApS	Denmark
616	Oliver Wyman Austria GmbH	Austria
617	Oliver Wyman B.V.	Netherlands
618	Oliver Wyman Co., Ltd.	Thailand
619	Oliver Wyman Consulting (Shanghai) Ltd	China
620	Oliver Wyman Consulting (Shanghai) Ltd ( Beijing Branch)	China
621	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
622	Oliver Wyman Energy Consulting Limited	United Kingdom
623	Oliver Wyman FZ-LLC	United Arab Emirates
624	Oliver Wyman GmbH	Germany
625	Oliver Wyman Government Services LLC	United States
626	Oliver Wyman Group KK	Japan
627	Oliver Wyman Limited	United Kingdom
628	Oliver Wyman Limited (Abu Dhabi branch)	United Arab Emirates
629	Oliver Wyman Limited (India Branch)	India
630	Oliver Wyman Limited (Saudi Arabia Branch)	Saudi Arabia
631	Oliver Wyman Limited W.L.L.	Bahrain
632	Oliver Wyman LLC	Qatar
633	Oliver Wyman Ltd.	Korea, Republic of
634	Oliver Wyman Proprietary Limited	South Africa
635	Oliver Wyman Pte. Ltd.	Singapore
636	Oliver Wyman Pty Ltd	Australia
637	Oliver Wyman S.A.S.	Colombia
638	Oliver Wyman S.L.	Spain
639	Oliver Wyman S.r.l.	Italy
640	Oliver Wyman Sdn. Bhd.	Malaysia
641	Oliver Wyman Services Limited	United Kingdom
642	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
643	Oliver Wyman Single Member Limited Liability Company	Greece
644	Oliver Wyman SNC	France

645	Oliver Wyman sp. z o.o.	Poland
646	Oliver Wyman SRL	Belgium
647	Oliver Wyman Thailand Holdings, LLC	United States
648	Oliver Wyman, LLC	United States
649	Oliver Wyman, LLC (Hong Kong Establishment)	Hong Kong
650	Oliver Wyman, S. de R.L. de C.V.	Mexico
651	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
652	Oliver, Wyman Limited/Oliver, Wyman limitee (Barbados Branch)	Barbados
653	Omega Indemnity (Bermuda) Limited	Bermuda
654	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
655	Orizon Underwriters SL	Spain
656	OWL Marine Insurance-Brokers GmbH	Germany
657	Pallas Marsh Servicos Ltda.	Brazil
658	Pavilion Financial Corporation Holdings UK Limited	United Kingdom
659	Pavilion Financial Corporation Holdings US III, LLC	United States
660	Peak Health Services, LLC	United States
661	Perils AG	Switzerland
662	PI Indemnity Company, Designated Activity Company	Ireland
663	PIP CARRY GP S.a.r.l.	Luxembourg
664	PIP NON-US Special LP GP (Guernsey) Limited	Guernsey
665	Pitcher Partners Sydney General Insurance Pty Ltd	Australia
666	PKE Private Equity CHF General Partner S.a.r.l.	Luxembourg
667	Precept Advisory Group LLC	United States
668	Private Client Services by Mercer China Limited	China
669	Private Client Services by Mercer China Limited (Beijing Branch)	China
670	Private Client Services by Mercer China Limited (Guangzhou Branch)	China
671	Private Client Services by Mercer Holdings Pte. Ltd.	Singapore
672	Private Client Services by Mercer Limited	Hong Kong
673	Private Client Services by Mercer Pte. Ltd.	Singapore
674	Private Client Services by Mercer SA	Switzerland
675	Profund Solutions Limited	United Kingdom
676	PT Marsh Indonesia	Indonesia
677	PT Marsh Reinsurance Brokers Indonesia	Indonesia
678	PT Mercer Indonesia	Indonesia
679	PT Oliver Wyman Indonesia	Indonesia
680	PT Quantum Computing Services	Indonesia
681	PT Quantum Investments	Indonesia
682	PT Quantum Support Services	Indonesia
683	Pymetrics, Inc.	United States
684	Quacker Ventures, LLC	United States
685	Risksmart Claims Solutions Pty Limited	Australia

686	Salisbury Finance Limited	New Zealand
687	SCIB (Bermuda) Limited	Bermuda
688	SCM LT General Partner S.a.r.l.	Luxembourg
689	Seabury & Smith Borrower LLC	United States
690	Seabury & Smith LLC	United States
691	SeaTec International Limited	United Kingdom
692	Sedgwick Financial Services Limited	United Kingdom
693	Sedgwick Forbes Middle East Limited	Jersey
694	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
695	Sedgwick Group Limited	United Kingdom
696	Sedgwick Internationaal B.V.	Netherlands
697	Sedgwick Management Services (Barbados) Limited	Barbados
698	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
699	Sedgwick Noble Lowndes Limited	United Kingdom
700	Sedgwick Overseas Investments Limited	United Kingdom
701	Sedgwick Ulster Pension Trustees Limited	United Kingdom
702	Settlement Trustees Limited	United Kingdom
703	SF Private Debt General Partner S.a.r.l.	Luxembourg
704	Shanghai Mercer Insurance Brokers Company Ltd (Beijing Branch)	China
705	Shanghai Mercer Insurance Brokers Company Ltd (Guangzhou Branch)	China
706	Shanghai Mercer Insurance Brokers Company Ltd (Shenzhen Branch)	China
707	Shanghai Mercer Insurance Brokers Company Ltd.	China
708	Shorewest Insurance Associates, LLC	United States
709	Sirota Consulting UK Limited	United Kingdom
710	Smith Long Term Disability Management Group, Inc.	United States
711	SRPMIC CARRY ENTITY, LLC	United States
712	SRPMIC MERCER GP, LLC	United States
713	Suedzucker Versicherungs-Vermittlungs GmbH	Germany
714	The Benefit Express Holdings Limited	United Kingdom
715	The Carpenter Management Corporation	United States
716	The Recovre Group Pty Ltd	Australia
717	The Talent Collaboratory FZ LLC	United Arab Emirates
718	The Talent Enterprise Limited	United Arab Emirates
719	The Talent Enterprise Limited	Saudi Arabia
720	The Talent Enterprise Limited (Musaffah Branch Office)	United Arab Emirates
721	Torrent Technologies, Inc.	United States
722	Tower Hill Limited	United Kingdom
723	Tower Place Developments (West) Limited	United Kingdom
724	Tower Place Developments Limited	United Kingdom
725	Tri International Consulting Group CJSC	Kuwait
726	triPica	France

727	UAD BB Marsh Lietuva	Lithuania
728	Vezina Assurances Inc.	Canada
729	Victor Attorney-In-Fact LLC	United States
730	Victor Deutschland GmbH	Germany
731	Victor Insurance Australia Pty Ltd	Australia
732	Victor Insurance Europe B.V.	Netherlands
733	Victor Insurance Italia S.r.l.	Italy
734	Victor Insurance Managers Inc./Gestionnaires d'assurance Victor inc.	Canada
735	Victor Insurance Managers LLC	United States
736	Victor Insurance Pty Ltd	Australia
737	Victor O. Schinnerer & Company Limited	United Kingdom
738	Wellnz Limited	New Zealand
739	WHS Total Solutions Pty Ltd	Australia